TII INDUSTRIES, INC.

                             1986 Stock Option Plan
                             ----------------------

                     (as amended effective August 15 , 1996)


            1. Purpose. The TII Industries, Inc. 1986 Stock Option Plan (the "Plan") is intended to provide a method whereby employees (including officers and directors) of TII Industries, Inc. (the "Company") and its subsidiaries who are making and are expected to continue making substantial contributions to the successful management and growth of the Company and its subsidiaries may be offered an opportunity to acquire common stock, $.01 par value per share ("Common Stock"), of the Company in order to increase their proprietary interests in the Company and their incentive to remain in and advance in the employ of the Company and its subsidiaries. Accordingly, the Company may, from time to time, grant to such employees as may be selected in the manner hereinafter provided options to purchase Common Stock of the Company on the terms and conditions hereinafter set forth. Such options may be in the form of incentive stock options ("Incentive Stock Options"), as defined in
Section 422 of the Internal Revenue Code of 1986, as amended, or any corresponding provisions of succeeding law (the "Code"), or in the form of options which do not qualify as options described in Section 422 of the Code ("Non-Qualified Stock Options"). The Incentive Stock Options and the Non-Qualified Stock Options sometimes are referred to herein individually as an "Option" and collectively as "Options."

            2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board of Directors, the Committee to consist of two or more members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the rules and regulations (as amended, "Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. Subject to the terms and conditions of the Plan, the Committee shall have exclusive authority to select the employees to whom Options shall be granted, to determine whether Options shall be Incentive Stock Options or Non-Qualified Stock Options, to determine the number of shares of Common Stock to be covered by each option, the time at which each Option shall be granted, the Option Exercise Price (as hereinafter defined), the term during which options may be exercised and the form of option agreement under the Plan ("Option Agreement").

            The Board of Directors may at any time appoint or remove members of the Committee and may fill vacancies however caused in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and place and in such manner as it shall deem advisable. All actions of the Committee shall be taken by a majority of its members and can be taken by unanimous written consent in lieu of a meeting. The Committee shall keep records


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of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

            3. Interpretation and Amendment. The interpretation and construction of any terms or conditions of the Plan, or of any Option Agreement or other matters related to the Plan, by the Committee shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

            The Board of Directors may at any time terminate or from time to time modify or suspend the Plan; provided, however, that no such action shall impair any Option theretofore granted; and provided further, that without the affirmative vote of the holders of at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held meeting: (a) the total number of shares of Common Stock which may be issued under the Plan (except as permitted by Section 9) shall not be increased; (b) the option price per share of Common Stock issuable upon the exercise of an Option as set forth in Section 6(b) (hereinafter referred to collectively as the "Option Exercise Price") shall not be decreased (except as permitted by Section
9); (c) the term of the Plan shall not be extended; (d) requirements as to eligibility for participation in the Plan shall not be modified; and (e) the benefits accruing to participants under the Plan shall not be materially increased.

            4. Participants. Options shall be granted to employees of the Company (or any company which is a parent or subsidiary of the Company) who are selected by the Committee from time to time. The term "employees" shall include officers and directors who are employees of the Company or its subsidiaries. Solely for purposes of granting Non-Qualified Options, the term "employees" shall also include consultants to the Company or its subsidiaries and officers and directors who are not employees of the Company or its subsidiaries. The term "parent" or a "subsidiary" shall mean "parent corporation" or a "subsidiary corporation" as defined in Section 424 of the Code.

            Options may be granted to the same employee on more than one occasion. Receipt of stock options under any other stock option plan maintained by the Company or any subsidiary shall not, for that reason, preclude an employee from receiving Options under the Plan. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option would other-wise be granted, owns (or is deemed to own under Section 424(d) of the Code) capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company, its parent or any subsidiary of the Company; provided, however, that an Incentive Stock Option may be granted to such an employee if the Option Exercise Price per share of Common Stock to be acquired by the exercise of such Option is at least one hundred and ten percent (110%) of the fair market value per share of Common Stock at the time such Option is granted, and such Option is not exercisable after the expiration of five (5) years from the date such Option is granted.

            5.          Shares of Common Stock  Subject to the Plan.  Subject to
Section 9, no more than an aggregate of 1,950,000 shares of Common Stock may be issued and sold pursuant to the Plan


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(after giving effect to the 1 for 2 1/2 reverse split effected by the Company on
April 26, 1994). The shares of Common Stock issued and sold under the Plan will be the Company's authorized but unissued shares of Common Stock.

            Should any Option expire or terminate for any reason without having been exercised in full, the unsold shares of Common Stock covered thereby shall be added to the shares of Common Stock otherwise available for option hereunder.

            The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock for which any employee may be granted Incentive Stock Options in any calendar year or part thereof through December 31, 1986 under the Plan (or under any other plan of the Company or any parent or subsidiary of the Company) may not exceed $100,000 plus any available carryover for such year. The term "available carryover" shall mean the "unused limit carryover" permitted by Section 422A(c)(4) of the Code (as such section existed prior to its repeal). In the case of Incentive Stock Options granted to any employee after December 31, 1986, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year shall not exceed $100,000.

            The maximum number of shares of Common Stock that may be subject to options granted to any one individual in any calendar year is 100,000.

            6. Terms and Conditions of Options. Options shall be in such form and on such terms and conditions as the Committee shall from time to time approve, subject to the following terms and conditions (in addition to those specifically required by other provisions in this Plan):

                        (a) An Option shall state the number of shares of Common
            Stock to which it relates and no fractional shares of Common Stock shall be issued.

                        (b) The option price per share of Common Stock  issuable
            upon the exercise ("Option Exercise Price") of an Incentive Stock Option shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of grant of such Option. The Option Exercise Price per share of Common Stock issuable upon exercise of a Non-Qualified Stock Option shall not be less than fifty-percent (50%) of the fair market value per share of Common Stock on the date of grant of such Option.

                        (c) The term of an  Option  shall  not be more  than ten
            (10) years from the date such Option is granted. The term of a Non-Qualified Stock Option shall not be more than ten (10) years and one (1) day from the date such Option is granted.

                        (d) An Incentive Stock Option may not be exercised while
            there is outstanding (within the meaning of Section 422A(c)(7) of the Code as such section existed prior to its repeal) any Incentive Stock Option which was granted before the granting of such Incentive Stock Option to the

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            employee  to  purchase  any  capital  stock in the Company or in any corporation which, at the time of granting of such Incentive Stock Option, is a parent or a subsidiary corporation of the Company or in any predecessor corporation of any such corporation; provided, however, that this provision shall not apply to any Option granted after December 31, 1986.

            7. Termination of Employment. In the event that the holder of an Option granted pursuant to the Plan shall cease to be employed by the Company or by a parent or subsidiary of the Company for any reason other than disability (within the meaning of Section 22(e)(3) of the Code), retirement with the consent of the Company or death, any Options granted to such person pursuant to the Plan shall terminate on the date of termination of employment or on a date not more than three (3) months after the date of termination of employment (as determined by the Committee in its sole discretion), but in no event may an Option be exercised after the date on which such Option would have expired and, during such period as the Option may be exercised, such Option may only be exercised to the extent exercisable at the date of termination of employment. If the holder of an Option ceases to be employed by reason of such disability or retires with the consent of the Company, such Option shall terminate one (1) year after the date of disability and not later than three (3) months after the date of retirement (as determined by the Committee), but in no event may an Option be exercised after the date on which such Option would have expired (except for termination of employment) and, during such period as the Option may be exercised, such Option may only be exercised to the extent exercisable at the date of termination of employment. Solely for purposes of the Plan, the transfer of an employee from the employ of the Company to the employ of a subsidiary of the Company, or vice-versa, or from one subsidiary of the Company to another shall not be deemed a termination of employment.

            8. Death. If an employee shall die while employed by the Company or by any parent or subsidiary of the Company or during the periods referred to in Section 7 during which an Option may be exercised, then his estate, personal representative or beneficiary shall have the right, for a period of one (1) year (or within such shorter period as may be specified by the Committee in the Option Agreement) after the employee dies, to exercise those Options granted to the employee which were exercisable by him at the time of his death, but in no event may an Option be exercised after the date on which such Option would have (except for termination of employment) expired.

            9. Stock Splits, Mergers, etc. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors, whose determination shall be final, to the number of shares of Common Stock which may be purchased under the Plan, the maximum number of shares of Common Stock that may be subject to options granted to any one individual in any calendar year and the number and Option Exercise Price of the shares of Common Stock which may be purchased under any outstanding Options. In the case of a merger, sale of assets or similar transaction which results in a replacement of the shares of Common Stock with stock of another corporation, the Company will make a reasonable effort, but shall not be required, to replace any outstanding Options with comparable Options to purchase the stock of such other corporation, or

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will provide for immediate  exercisability of all outstanding Options,  with all
Options which are not exercised within the time period specified by the Board of Directors being terminated.

            10. Transferability Options shall not be assignable or transferable except by will or the laws of descent and distribution and, during an employee's lifetime, may be exercised only by him.

            11. Option Agreements Option Agreements granting Options under the Plan shall be in writing, duly executed and delivered by or on behalf of the Company and the employee and shall contain such terms and conditions as the Committee deems advisable. If there is any conflict between the terms and conditions of any Option Agreement and of the Plan, the terms and conditions of the Plan shall control.

            12. Exercise of Options. An employee electing to exercise an Option shall give written notice to the Company of such election and of the number of shares of Common Stock which he has elected to acquire. An employee shall have no rights of a shareholder with respect to the shares of Common Stock to be acquired by the exercise of an Option until the issuance to him of a certificate representing such Common Stock; provided, however, that until such certificates are issued, any employee using existing shares of Common Stock in payment of an Option Exercise Price (pursuant to Section 13) shall continue to have the rights of a stockholder with respect to such existing shares of Common Stock.

            It is a condition to the exercise of any Option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such shares shall be effective at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register, or perfect an exemption from registration of, the shares subject to any Option under the Securities Act. Each Option shall be subject to the further requirement that, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares subject to such Option on any securities exchange or under applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option, or the issue of shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            13. Payment. The Option Exercise Price shall be payable upon the exercise of an Option and shall be paid in cash, by certified check or in shares of Common Stock, in the discretion of the Committee. If shares of Common Stock are tendered as payment of the Option Price, the value of such shares of Common Stock shall be their fair market value as of the date of exercise.

            14. Agreements Regarding Withholding Taxes. As a condition to the exercise of an Option, each employee shall, no later than the date of exercise of such Option, pay to the Company in cash or make arrangements satisfactory to the Committee regarding payment of any federal, state

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or local taxes of any kind  required by law to be withheld  upon the exercise of such Option. In its discretion, the Committee may provide for the Company's acceptance or retention of Common Stock as payment of an employee's liability for tax required to be withheld by the Company.

            15. Continuance of Employment. Neither the Plan nor any Option Agreement shall impose any obligation on the Company or any parent or subsidiary to continue to employ any employee.

            16. Term of Plan. No Option shall be granted pursuant to the Plan after January 7, 1996.


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